UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 5, 2010

K-V PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number 1-9601

Delaware	1-9601	43-0618919
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Corporate Woods Drive Bridgeton, MO		63044
(Address of principal executive offices)		(Zip Code)

(314) 645-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Special Note—This Current Report on Form 8-K contains forward-looking statements that are based on the Company’s current expectations. Actual results may differ materially from those expressed or implied by these forward-looking statements because of a number of risks and uncertainties. See “Cautionary Note Regarding Forward-Looking Statements” below.

Item 7.01	Regulation FD Disclosure.

Mortgage Covenant Waivers

On August 5, 2010, K-V Pharmaceutical Company (the “Registrant” or the “Company”) received a letter (the “Waiver Letter”) approving certain waivers of covenants under the Promissory Note, dated March 23, 2006, by and between MECW, LLC, a subsidiary of the Registrant, and LaSalle National Bank Association, which was filed as Exhibit 99 to the Registrant’s Current Report on Form 8-K filed March 29, 2006, and certain other loan documents entered into in connection with the execution of the Promissory Note (collectively, the “Loan Documents”). LNR Partners, Inc., the servicer of the loan (“LNR Partners”), issued the Waiver Letter to the Registrant and MECW, LLC on behalf of the lenders under the Loan Documents.

In the Waiver Letter, the lenders consented to the following under the Loan Documents:

•	Waiver of the requirement that the Registrant and MECW, LLC deliver audited balance sheets, statements of income and expenses and cash flows.

•	Waiver of the requirement that the Registrant certify financials delivered under the Loan Documents.

•

Waiver of the requirement that the Registrant deliver to the lenders Form 10-Ks within 75 days of the close of the fiscal year, Form 10-Qs within 45 days of the close of each of the first three fiscal quarters of the fiscal year, and copies of all IRS tax returns and filings.

•

Waiver, until March 31, 2012, of the requirement that the Registrant maintain a net worth, as calculated in accordance with the terms of the Loan Documents, of at least $250,000,000 on a consolidated basis.

With respect to the waiver of the requirement to deliver Form 10-Ks and Form 10-Qs, the Registrant agreed to bring its filings current effective with the submission of its Form 10-Q for the quarter ended December 31, 2010. This waiver applies to the Registrant’s existing late filings and those expected to occur before September 30, 2010.

In addition to the waivers, LNR Partners also agreed to remove the Registrant’s subsidiaries ETHEX Corporation and Particle Dynamics, Inc. as guarantors under the Loan Documents and to add Nesher Pharmaceuticals Inc., a recently formed subsidiary of the Registrant to operate as a potential future sales and marketing company for products, as a new guarantor under the Loan Documents.

Under the terms of the Waiver Letter, the Registrant paid LNR Partners a consent fee of $25,000 related to the waivers and legal retainer fees of $10,000 related to the changes in guarantors under the Loan Documents.

A copy of the Waiver Letter is attached hereto as Exhibit 99.1.

Gestiva™ FDA Application

As previously disclosed in a press release dated July 13, 2010, the Registrant announced that it had been informed by Hologic, Inc. that a resubmission to the FDA’s Complete Response action letter received in January 2009 had been submitted for Gestiva™ (hydroxyprogesterone caproate injection), 250 mg/mL. The FDA subsequently confirmed to Hologic, Inc. that the submission was complete and therefore accepted. Furthermore, the FDA provided an action date of January 13, 2011 for an approval decision of Gestiva™.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 8.01	Other Events.

On September 10, 2010, the Registrant announced in a press release that it received notification from the U.S. Food and Drug Administration of the successful completion of an inspection of the Registrant’s facilities and approval to return its first product to market, i.e., Potassium Chloride. The Registrant expects that initial shipments of its Micro-K®10mEq and Micro-K® 8mEq will begin the week of September 13, 2010.

A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are furnished as part of this report:

Exhibit Number	Description

99.1	Letter dated August 5, 2010, from LNR Partners, LLC to MECW, LLC and K-V Pharmaceutical Company.

99.2	Press Release dated September 10, 2010, issued by K-V Pharmaceutical Company.

The Registrant will post this Form 8-K on its Internet website at www.kvpharmaceutical.com. References to the Registrant’s website address are included in this Form 8-K and the press release only as inactive textual references and the Registrant does not intend them to be active links to its website. Information contained on the Registrant’s website does not constitute part of this Form 8-K or the press release.

Cautionary Note Regarding Forward-looking Statements

This Current Report on Form 8-K contains various forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the “PSLRA”) and that may be based on or include assumptions concerning the operations, future results and prospects of the Company. Such statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “commit,” “intend,” “estimate,” “will,” “should,” “could,” “potential” and other expressions that indicate future events and trends.

All statements that address expectations or projections about the future, including without limitation, statements about product development, product launches, regulatory approvals, governmental and regulatory actions and proceedings, market position, acquisitions, sale of assets, revenues, expenditures, resumption of manufacturing and distribution of products and the impact of the recall and suspension of shipments on revenues, and other financial results, are forward-looking statements.

All forward-looking statements are based on current expectations and are subject to risk and uncertainties. In connection with the PSLRA’s “safe harbor” provisions, the Company provides the following cautionary statements identifying important economic, competitive, political, regulatory and technological factors, among others, that could cause actual results or events to differ materially from those set forth or implied by the forward-looking statements and related assumptions.

Such factors include (but are not limited to) the following:

(1)	the ability to continue as a going concern;

(2)	difficulties and uncertainties with respect to obtaining additional capital, as more fully described in Part I, Item 2 – “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources” in the Quarterly Report on Form 10-Q for the quarter ended December 31, 2009 (the third quarter of the Company’s fiscal year ended March 31, 2010 (the “Form 10-Q”));

(3)	the decisions the Company makes in order to maintain and increase our limited cash and financial resources may result in significant charges for impairment of inventory, property and equipment and intangible and other long-lived assets;

(4)	based on our cash balance and estimates of our operating expenditures, our existing cash and financial resources will not be sufficient to fund our operations beyond the quarter ending September 30, 2010, unless we are able to raise additional capital by selling assets or through external financing;

(5)	the consent decree between the Company and the FDA and the Company’s suspension of the production and shipment of all of the products that it manufactures (other than the Potassium Chloride products that are the subject of the just-received FDA letter) and the related nationwide recall affecting all of the other products that it manufactures, as well as the related material adverse effect on its revenue, assets and liquidity and capital resources, as more fully described in Part I, Item 2 – “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Background – Discontinuation of Manufacturing and Distribution; Product Recalls; and the FDA Consent Decree” in the Form 10-Q;

(6)	the possibility of further reducing the Company’s operations, including further reductions of its employee base and significantly curtailing some or all of its efforts to meet the consent decree’s requirements and return its approved products to market in order to maintain and attempt to increase its limited cash and financial resources, and related costs and accounting charges from taking such actions;

(7)	the plea agreement between the Company and the U.S. Department of Justice and the Company’s obligations therewith, as well as the related material adverse effect, if any, on its revenue, assets and liquidity and capital resources, as more fully described in Note 20 – “Subsequent Events” of the Notes to the Consolidated Financial Statements in the Form 10-Q;

(8)	changes in the current and future business environment, including interest rates and capital and consumer spending;

(9)	the difficulty of predicting FDA approvals, including timing, and that any period of exclusivity may not be realized;

(10)	the possibility of not obtaining FDA approvals or delay in obtaining FDA approvals, including with respect to Gestiva™, as well as the number of preterm births for which Gestiva™ may be prescribed, its safety profile and side effects profile;

(11)	acceptance of and demand for the Company’s new pharmaceutical products or current products upon their return to the marketplace;

(12)	the introduction and impact of competitive products and pricing, including as a result of so-called authorized generic drugs;

(13)	new product development and launch, including the possibility that any product launch may be delayed;

(14)	reliance on key strategic acquisitions;

(15)	the availability of raw materials and/or products manufactured for the Company under contract manufacturing agreements with third parties;

(16)	the regulatory environment, including regulatory agency and judicial actions and changes in applicable laws or regulations;

(17)	fluctuations in revenues;

(18)	the difficulty of predicting international regulatory approvals, including timing;

(19)	the difficulty of predicting the pattern of inventory movements by the Company’s customers;

(20)	the impact of competitive response to the Company’s sales, marketing and strategic efforts, including introduction or potential introduction of generic or competing products against products sold by the Company and its subsidiaries;

(21)	risks that the Company may not ultimately prevail in litigation, including product liability lawsuits and challenges to its intellectual property rights by actual or potential competitors or to its ability to market generic products due to brand company patents and challenges to other companies’ introduction or potential introduction of generic or competing products by third parties against products sold by the Company or its subsidiaries including without limitation the litigation and claims referred to in Note 18 – “Commitments and Contingencies” of the Notes to the Consolidated Financial Statements in the Form 10-Q, and that any adverse judgments or settlements of such litigation, including product liability lawsuits, may be material to the Company;

(22)	the possibility that our current estimates of the financial effect of certain announced product recalls could prove to be incorrect;

(23)	whether any product recalls or product introductions result in litigation, agency action or material damages;

(24)	failure to supply claims by certain of the Company’s customers, including CVS Pharmacy, Inc., that, despite the formal discontinuation action by the Company of its products, the Company should compensate such customers for any additional costs they allegedly incurred for procuring products the Company did not supply;

(25)	the satisfaction or waiver of the terms and conditions for the acquisition of the full U.S. and worldwide rights to Gestiva™ set forth in the previously disclosed Gestiva™ acquisition agreement, as amended;

(26)	the series of putative class action lawsuits alleging violations of the federal securities laws by the Company and certain individuals, as more fully described in Note 18 – “Commitments and Contingencies – Litigation and Governmental Inquiries” of the Notes to the Consolidated Financial Statements in the Form 10-Q;

(27)	the possibility that insurance proceeds are insufficient to cover potential losses that may arise from litigation, including with respect to product liability, failure to supply or securities litigation;

(28)	the informal inquiry initiated by the SEC and any related or additional government investigation or enforcement proceedings as more fully described in Note 18 – “Commitments and Contingencies – Litigation and Government Inquiries, of the Notes to the Consolidated Financial Statements” in the Form 10-Q;

(29)	the possibility that the pending investigation by the Office of Inspector General of the Department of Health and Human Services into potential false claims under the Title 42 of the U.S. Code as more fully described in Note 18 – “Commitments and Contingencies – Litigation and Government Inquiries” of the Notes to the Consolidated Financial Statements in the Form 10-Q could result in significant civil fines or penalties, including exclusion from participation in federal healthcare programs such as Medicare and Medicaid;

(30)	delays in returning, or failure to return, certain or many of the Company’s approved products to the market, including loss of market share as a result of the suspension of shipments, and related costs;

(31)	the ability to sell or license certain assets, and the terms of such transactions;

(32)	the possibility that default on one type or class of the Company’s indebtedness could result in cross default under, and the acceleration of, its other indebtedness;

(33)	the risks that present or future changes in the Board of Directors or management may lead to an acceleration of the Company’s bonds or to adverse actions by government agencies or our auditors;

(34)	if a director of our company, or a shareholder with an ownership interest in our company of 5% or more, is excluded from participating in federal or state health care programs, then HHS may use its discretionary authority to also exclude our company from participation in federal healthcare programs;

(35)	the risk that even though the price and 30-day average price of the Company’s Class A common stock and Class B common stock have recently again begun satisfying the quantitative listing standards of the New York Stock Exchange, including with respect to minimum share price and public float, the Company can provide no assurance that they will remain at such levels thereafter;

(36)	the risk that BDO will be unable to complete the audit of the Company’s financial statements to be included in its annual report for its fiscal year ended March 31, 2010 on a timely basis which would impact the Company’s compliance with New York Stock Exchange listing standards, and the Securities Exchange Act of 1934, as amended;

(37)	the risk that BDO will be unable to complete on a timely basis the review of the Company’s financial statements to be included in its fiscal 2011 Form 10-Q’s; and

(38)	the risks detailed from time-to-time in the Company’s filings with the SEC.

This discussion is not exhaustive, but is designed to highlight important factors that may impact the Company’s forward-looking statements.

Because the factors referred to above, as well as the statements included elsewhere in this report and in the exhibits hereto, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by the company or on the Company’s behalf, you should not place undue reliance on any forward-looking statements. All forward-looking statements attributable to the Company are expressly qualified in their entirety by the cautionary statements in this “Cautionary Note Regarding Forward-Looking Statements” and the risk factors that are included under Part I, Item 1A – “Risks Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009 and referred to in Part II, Item 1A – “Risk Factors” in the Form 10-Q, as supplemented by the Company’s subsequent SEC filings.

Further, any forward-looking statement speaks only as of the date on which it is made and the Company is under no obligation to update any of the forward-looking statements after the date of this report. New factors emerge from time-to-time, and it is not possible for the Company to predict which factors will arise, when they will arise and/or their effects. In addition, the Company cannot assess the impact of each factor on its future business or financial condition or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2010

K-V PHARMACEUTICAL COMPANY

By:	/S/ GREGORY J. DIVIS, JR.
Gregory J. Divis, Jr.
Interim President and Interim Chief Executive Officer